Accrued liabilities and other payables	12 Months Ended
Dec. 31, 2019
Accrued liabilities and other payables
Accrued liabilities and payables

14.   Accrued liabilities and other payables

	As of
	December 31,
(in thousands of U.S. dollars)	2019	2018
Accrued operating and administrative expenses	$3,314	$3,004
Accrued property tax	3,033	—
Accrued interest	2,850	—
Current tax payable	818	1,375
Refund liabilities (note 5)	125	1,834
Current portion of advance for refundable value added tax	—	429
Lease liability (note 2 and note 11)	75	—
Other accruals and payables	949	816
Total accrued liabilities and other payables	$11,164	$7,458

Refer to note 5 for additional information on the refund liability to charterers. During 2019, the advance from the charterer for refundable value added tax was fully repaid. On January 1, 2019, the Partnership adopted the new leasing standard. Refer to notes 2 and 11.